                                                                    Exhibit 99.1

                           INVESTMENT REPRESENTATION
                              AND LOCKUP AGREEMENT


                                November 26, 2001



Alloy, Inc.
151 West 26th Street
11th Floor
New York, NY 10001
Attn:  Chief Financial Officer

     Re: Proposed issuance of shares (the "Shares") of Alloy, Inc. ("Alloy") common stock, $0.01 par value per share (the "Common Stock"), and a warrant to purchase shares of Common Stock (the "Warrant"), in connection with the sale of certain assets (the "Sale") of MarketSource Corporation (the "Company") to Alloy Acquisition Sub, Inc. ("Acquisition Sub") pursuant to an Asset Purchase Agreement, dated as of November 26, 2001 (the "Asset Purchase Agreement"), by and between Alloy, Acquisition Sub and the Company

Ladies and Gentlemen:

     The undersigned has, in connection with the transactions contemplated by the Asset Purchase Agreement, been issued shares of Common Stock and the Warrant. In connection with such issuance, and as required by the Asset Purchase Agreement, the undersigned hereby represents and warrants to you and agrees with you as follows, effective as of the date hereof:

1. The undersigned has received and has had the opportunity to review certain information relating to Alloy and the Sale, including, without limitation, copies of the following agreements and exhibits related to the Sale and the following statements and reports filed by Alloy with the Securities and Exchange Commission (the "Commission"):

     (a) Form of Asset Purchase Agreement, including the exhibits and schedules attached thereto;

     (b) Alloy's Prospectus relating to the initial public offering of its Common Stock filed with the Commission on May 14, 1999;

     (c) Alloy's Annual Report on Form 10-K for the fiscal year ended January 31, 2001 filed with the Commission on May 1, 2001 and amended on October 10, 2001;

     (d) Alloy's Quarterly Report on Form 10-Q for the quarter ended July 31, 2001 filed with the Commission on September 14, 2001 and amended on October 24, 2001;

     (e) Alloy's Amended Current Report on Form 8-K/A filed with the Commission on September 14, 2001 and amended on October 10, 2001;

     (f) Alloy's Current Report on Form 8-K filed with the Commission on October 15, 2001;

     (g) Alloy's Current Report on Form 8-K filed with the Commission on November 6, 2001; and

     (h) Alloy's Current Report on Form 8-K filed with the Commission on November 13, 2001.

2. The undersigned has checked the box below confirming that it is an "Accredited Investor," as such term is defined in Rule 501(a) of Regulation D ("Regulation D") of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     "Accredited Investor" shall mean any person who comes within any of the following categories:

     (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Securities Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, is such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

     (b) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

     (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (e) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (f) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (g) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who meets the definition of a "purchaser representative" found in Rule 501(h) of Regulation D; and

     (h)  Any entity in which all of the equity owners are Accredited Investors.

     [_] The undersigned represents and warrants that it is an "Accredited Investor."

3.   Opportunity to Investigate.  The undersigned has had an opportunity for a
     --------------------------
     reasonable period of time to ask questions of and receive answers from Alloy concerning Alloy, the Shares, the Warrant, the Warrant Shares and the terms and conditions of the transactions contemplated by the Asset Purchase Agreement, and the undersigned has had an opportunity to obtain any additional information the undersigned considered necessary to verify the accuracy of the information furnished in the documents listed in Section 1 above.

4.   Investment Purpose.  All Shares issued in connection with the Sale that are
     ------------------
     distributed to the undersigned, the Warrant and all shares of Common Stock issued upon the exercise thereof (the "Warrant Shares") will be so acquired by it for its own account and not on behalf of any other person. The undersigned will be so acquiring such Shares, the Warrant and the Warrant Shares for investment and, except as set forth in the following sentence, not for distribution or with the intent to divide its participation with others or of selling, assigning, transferring or otherwise disposing of the Shares, the Warrant of the Warrant Shares. It is understood that the undersigned may make bona fide gifts or distributions of the Shares without consideration and transfers by operation of law, so long as any donee or transferee agrees not to sell, transfer or otherwise dispose of the Shares except as provided herein and executes and delivers to Alloy an Investment Representation and Lockup Agreement in a form acceptable to Alloy.

5    The undersigned understands that:

     (a)  No Registration. Neither the Shares, the Warrant nor the Warrant
          ---------------
          Shares have been registered by Alloy under the Securities Act or any applicable state securities laws (the "State Acts"), and, therefore, none of the Shares, the Warrant or the Warrant Shares can be sold or otherwise transferred unless either they are registered under the Securities Act and any applicable State Acts or an exemption from such registration is available. Alloy has not made any representations that it will register the Shares, the Warrant or the Warrant Shares under the Securities Act or the State Acts, except in the Registration Rights Agreement of even date herewith by and between Alloy, the Company and Frank Morelli (the "Registration Rights Agreement").

     (b)  Required Legends. The certificate(s) evidencing the Shares will
          ----------------
          include the legend substantially similar to that set forth below, which the undersigned has read and understands:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 6.2 OF THE ASSET PURCHASE AGREEMENT DATED AS OF NOVEMBER 26, 2001 BETWEEN ALLOY, INC., ALLOY ACQUISITION SUB, INC. AND MARKETSOURCE CORPORATION, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, ALLOY, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ALLOY, INC.

          THESE SECURITIES ARE ALSO SUBJECT TO AN INVESTMENT REPRESENTATION AND LOCKUP AGREEMENT, DATED AS OF NOVEMBER 26, 2001 WITH ALLOY, INC. WHICH RESTRICTS THE TRANSFER THEREOF, A COPY OF WHICH CAN BE OBTAINED FROM ALLOY, INC. AT ITS EXECUTIVE OFFICES."

     (c)  Transfer Restrictions. Subject to the provisions of Section 8 hereof,
          ---------------------
          by accepting the certificates bearing the aforesaid legend, the undersigned agrees, prior to any transfer of the Shares represented by the certificates, to give written notice to Alloy expressing its wish to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, Alloy shall present copies thereof to its counsel and the following provisions shall apply:

               (i) if, in the opinion of Alloy's counsel, the proposed transfer of the Shares may be effected without registration thereof under the Securities Act and the State Acts, Alloy shall promptly thereafter (but in any event within 5 business days of its receipt of the undersigned's request) notify the undersigned, whereupon the undersigned shall be entitled to transfer such Shares, all in accordance with the terms of the notice delivered by the undersigned to Alloy and upon such further terms and conditions as reasonably shall be required by Alloy to ensure compliance with the Securities Act and the State Acts, and Alloy will deliver, upon surrender of the certificate(s) evidencing such Shares, in exchange therefor, a new certificate not bearing a legend of the character set forth above if such counsel reasonably believes that such legend is no longer required under the Securities Act and the State Acts; and

               (ii) if, in the opinion of Alloy's counsel, the proposed transfer of such Shares may not be effected without registration of such Shares under the Securities Act or the State Acts, a copy of such opinion shall be promptly (but in any event within 5 business days of its receipt of the undersigned's request) delivered to the undersigned, and such proposed transfer shall not be made unless such registration is then in effect or otherwise subsequently is permitted under the Securities Act and the State Acts.

     (d)  Stop Transfer Orders. Alloy may, from time to time, make stop transfer
          --------------------
          notations in its records and deliver stop transfer instructions to its transfer agent only to the extent Alloy reasonably considers it necessary to ensure compliance with the Securities Act and the State Acts.

6.   Experience and Suitability.  The undersigned has knowledge and experience
     --------------------------
     in financial and business matters, knows of the high degree of risk associated with investments generally, is capable of evaluating the merits and risks of an investment in the Shares, the Warrant and the Warrant Shares and is able to bear the economic risk of an investment therein in the amount contemplated. The undersigned has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Shares, the Warrant or the Warrant Shares.

7.   Substantial Degree of Risk.  The undersigned understands that an investment
     --------------------------
     in the Shares, the Warrant and the Warrant Shares involves a substantial degree of risk, including, without limitation, matters discussed under the caption "Management's

     Discussion and Analysis of Financial Condition and Results of Operations" in Alloy's Annual Report on Form 10-K for the fiscal year ended January 31, 2001, as amended. No representation has been made regarding the future performance of Alloy or the future market value of the Shares, the Warrant or the Warrant Shares.

8.   Lock-Up Agreement.  In order to induce Alloy to enter into the Asset
     -----------------
     Purchase Agreement, the undersigned hereby agrees that it will not, except with the prior written approval of Alloy, engage in a Disposition (as defined below) (i) with respect to one hundred percent (100%) of the Shares issued to the undersigned pursuant to the Asset Purchase Agreement from the date hereof until the date of the effectiveness of the initial registration statement filed in respect of the Shares (the "Commencement Date"); (ii) of not more than 200,000 Shares (as such amount may be proportionately adjusted to account for any stock split, combination, reclassification, reorganization or similar event affecting the Common Stock) issued to the undersigned pursuant to the Asset Purchase Agreement during each monthly period from the Commencement Date until the date that is exactly three (3) months from the Commencement Date; and (iii) of not more than one-ninth (1/9th) of the number of Shares issued to the undersigned pursuant to the Asset Purchase Agreement and not released from the restrictions set forth in this Section 8 pursuant to clause (ii) above during each subsequent monthly period thereafter, up and to the date which is exactly one year after the Commencement Date (the "Anniversary Date"). The restrictions imposed by the foregoing sentence shall cease to be in effect and shall have no further effect after the Anniversary Date. A "Disposition" shall mean to directly or indirectly offer to sell, contract to sell or otherwise sell or dispose of any of the Shares or enter into any other transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any right, title or interest in any of the Shares including, without limitation, by filing (or participating in the filing of) a registration statement (other than pursuant to the provisions of the Registration Rights Agreement) with the Commission in respect of, or establishing or increasing a put equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. Notwithstanding the foregoing, the undersigned may transfer Shares to its stockholders as a dividend or a distribution upon liquidation of the undersigned, provided that, any stockholder of the undersigned receiving Shares shall, as a condition to such transfer, execute and deliver to Alloy an Investment Representation and Lockup Agreement in a form substantially similar to this Agreement (the "Additional Lockup Agreements") and, provided further, that, the number of Shares to be released from the restrictions set forth in this Section 8 shall be reduced on a pro rata basis based upon the number of Shares to be released pursuant to the Additional Lockup Agreements; it being understood that the allocation of the aggregate number of Shares to be released pursuant to this Agreement and the Additional Lockup Agreements shall be determined by the holders of the Shares, it being further understood that in no event shall the aggregate number of Shares to be released from the provisions of this Section 8 and the applicable provisions set forth in the Additional Lockup Agreements as of any date exceed the aggregate number of Shares that may be released from the provisions of this Section 8 as of such date.

     The undersigned agrees and consents to the entry of stop transfer instructions with Alloy's transfer agent against the transfer of the Shares held by the undersigned except in compliance with the foregoing restrictions. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph shall not be affected in any manner by the effectiveness of any registration statement under the Securities Act covering all or any of the Shares as to which this paragraph is then applicable. The undersigned agrees and consents to sell, contract or dispose of the Shares only through BancBoston Robertson Stephens, Inc. or another securities firm mutually selected by Alloy and the Company.

9.   Indemnification.  The undersigned recognizes that the issuance of the
     ---------------
     Shares, the Warrant and the Warrant Shares will be based to a material extent upon its representations, warranties and agreements set forth in this Agreement, and the undersigned agrees on demand to indemnify and hold harmless Alloy and its officers, directors and agents from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be subject or which they may incur by reason of, or in connection with, any misrepresentation of any material fact the undersigned has made in this Agreement, any breach by the undersigned in any material respect of any agreement contained in this Agreement, or arising out of the undersigned's sale or distribution of any Shares, the Warrant or any Warrant Shares in violation of the Securities Act, the State Acts or this Agreement. All representations, warranties and covenants and the indemnification contained in this Agreement shall survive this Agreement and the undersigned's admission as a stockholder of Alloy.

10.  Miscellaneous.
     -------------

     (a)  Notices. All notices or other communications which are required or
          -------
          permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail with a copy thereof to be delivered by mail (as aforesaid) within 24 hours of such electronic mail, or by facsimile, with confirmation as provided above addressed as follows:

          (i)  if to Alloy, to:

               Alloy, Inc.
               151 West 26th Street, 11th Floor
               New York, NY 10001
               Attention:  Chief Executive Officer
               E-mail: mattd@alloy.com
                       ---------------
               Facsimile:  (212) 244-4311

               with a copy to (which shall not constitute notice):

               Alloy, Inc.
               151 West 26th Street, 11th Floor
               New York, NY 10001
               Attention:  General Counsel
               E-mail: ginad@alloy.com
                       ---------------
               Facsimile:  (212) 244-4311

          (ii) if the undersigned, to the address set forth on the signature page hereto;

          or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of facsimile transmission or electronic mail, upon confirmed receipt, and
          (d) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication was posted.

     (b)  Entire Agreement. This Agreement, together with the Asset Purchase
          ----------------
          Agreement and the ancillary agreements incorporated by reference therein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     (c)  Further Assurances. Within ten (10) days after receipt of a written
          ------------------
          request from Alloy, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all securities laws and ordinances to which Alloy is subject.

     (d)  Modifications and Amendments. The terms and provisions of this
          ----------------------------
          Agreement may be modified or amended only by written agreement executed by the parties hereto.

     (e)  Waivers and Consents. The terms and provisions of this Agreement may
          --------------------
          be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     (f)  Assignment. This Agreement may not be transferred or assigned without
          ----------
          the prior written consent of Alloy, and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

     (g)  Benefit. All statements, representations, warranties, covenants and
          -------
          agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     (h)  Governing Law. This Agreement and the rights and obligations of the
          -------------
          parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

     (i)  Severability. In the event that any court of competent jurisdiction
          ------------
          shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     (j)  Interpretation. The parties hereto acknowledge and agree that: (i)
          --------------
          each party and its counsel have reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

     (k)  Headings and Captions. The headings and captions of the various
          ---------------------
          subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     (l)  Enforcement. Each of the parties hereto acknowledges and agrees that
          -----------
          the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

     (m)  No Waiver of Rights, Powers and Remedies. No failure or delay by a
          ----------------------------------------
          party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     (n)  Counterparts. This Agreement may be executed in one or more
          ------------
          counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.  The undersigned certifies that:

     (a) THE UNDERSIGNED HAS CONSIDERED AND FULLY UNDERSTANDS ALL OF THE RISKS INVOLVED IN MAKING AN INVESTMENT IN THE SECURITIES OF ALLOY.

     (b) THE REPRESENTATIONS AND RESPONSES PROVIDED HEREIN BY THE UNDERSIGNED ARE TRUE AND CORRECT, AND THE UNDERSIGNED ACKNOWLEDGES THAT ALLOY CAN RELY ON SUCH REPRESENTATIONS AND RESPONSES IN CONNECTION WITH THE ISSUANCE OF THE SHARES, THE WARRANT AND THE WARRANT SHARES TO THE UNDERSIGNED IN CONNECTION WITH THE SALE.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned has executed this Investment Representation and Lockup Agreement, or caused it to be executed on its behalf, as of the day and year first above written.


                              MARKETSOURCE CORPORATION



                              By: /s/ Martin D. Levine
                                 -------------------------------
                              Name:  Martin D. Levine
                                   -----------------------------
                              Title: President
                                    ----------------------------


The foregoing Investment Representation and Lockup Agreement is hereby accepted.


                              ALLOY, INC.


                              By: /s/ Gina R. DiGioia
                                 -------------------------------
                              Name:  Gina R. DiGioia
                                   -----------------------------
                              Title: VP / General Counsel
                                    ----------------------------

       [Signature Page to Investment Representation and Lockup Agreement]